Filed pursuant to Rule 497(e)
Registration Nos. 002-84222; 811-03758
Supplement dated November 15, 2024
to the
Prospectus and Statement of Additional Information dated October 31, 2024 for Matrix Advisors Value Fund, Inc.
This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information for Matrix Advisors Value Fund, Inc. (“Fund”) and should be read in conjunction with those documents.
At a meeting held on November 1, 2024, the Fund’s Board of Directors (“Board”) approved an Agreement and Plan of Reorganization (“Agreement”) between the Fund and Matrix Advisors Value ETF (“Acquiring ETF”), a newly created exchange-traded fund (“ETF”) and series of EA Series Trust, pursuant to which the Fund will transfer its assets to the Acquiring ETF, in exchange for shares of the Acquiring ETF and the assumption by the Acquiring ETF of the Fund’s liabilities (the “Reorganization”). As a result of the Reorganization, the Fund, which is currently operated as a mutual fund, will be converted into an ETF.
If the Agreement is approved by Fund shareholders and subject to certain closing conditions set forth in the Agreement, upon completion of the Reorganization, shareholders of the Fund (who hold their Fund shares through an account that may hold Acquiring ETF shares (“Qualifying Account”)) will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Fund (and cash in lieu of fractional shares, if any) held immediately prior to the Reorganization. As a result, shareholders of the Fund will become shareholders of the Acquiring ETF following the Reorganization and will no longer be shareholders of the Fund. The Fund will then eventually be liquidated and dissolved.
The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes. Although the distribution to shareholders of cash in lieu of fractional shares is expected to be a small amount, it will likely be a taxable event for shareholders who hold their shares in a taxable account. Shareholders are encouraged to consult their tax advisors to determine the effect of such a small redemption.
Following the Reorganization, Matrix Asset Advisors, Inc. (“Matrix”), the Fund’s current investment adviser, will serve as the Acquiring ETF’s investment sub-adviser and make the day-to-day investment portfolio decisions for the Acquiring ETF. The Fund’s current portfolio manager also will continue to serve as the portfolio manager of the Acquiring ETF. Empowered Funds, LLC dba EA Advisers (“EA Advisers”) will serve as the investment adviser to the Acquiring ETF. The Acquiring ETF has been established solely to effect the Reorganization and will carry on the business of the Fund and assume its performance and financial records. The Acquiring ETF will be overseen by a different board than the Fund.
The Acquiring ETF will have the same investment objective and substantially similar principal investment strategies and principal risks as the Fund, except that the Acquiring ETF will be classified as a non-diversified fund whereas the Fund is classified as a diversified fund. The risk of operating as a non-diversified fund is that Acquiring ETF could have more concentrated ownership of certain issues than if it was a diversified fund. Concentrated ownership of issuers may make the Acquiring ETF more susceptible to economic, business, political or other factors affecting those issuers in which it invests. Accordingly, a non-diversified fund may involve more risk than a diversified fund. However, Matrix intends to manage the Acquiring Fund in a substantially similar manner as the Fund.
Matrix believes that the Reorganization will permit the Fund’s shareholders to pursue similar investment goals in the Acquiring ETF but with a lower total expense ratio than the Fund. The overall total expenses for the Acquiring ETF are expected to be 0.75% of the Acquiring ETF’s average daily net assets whereas the Fund’s total annual operating expenses (except for certain expenses) are capped at 0.99% of the Fund’s average daily net assets until October 31, 2025, pursuant to an agreement between Matrix and the Fund. Management also believes the Reorganization will provide other benefits for the Fund’s shareholders by becoming shareholders in the Acquiring ETF, including, but not limited to, increased portfolio transparency, the potential for enhanced tax efficiency and the ability to purchase and sell shares throughout the trading day at the then-prevailing market price on an exchange.
The Fund’s Board has determined that the Reorganization is in the best interests of the Fund and its shareholders, and that the interests of the Fund’s shareholders will not be diluted because of the Reorganization. Accordingly, the Board has recommended that shareholders approve the Agreement.
Shareholders of record of the Fund will receive a Proxy Statement/Prospectus which will contain additional information about the Reorganization, including but not limited to: similarities and differences between the Acquiring ETF and the Fund, fees and expenses, the structure and operations of ETFs terms and conditions of the Agreement, the Board’s consideration in approving the Agreement, the tax-free treatment of the Reorganization, the shareholder meeting, voting instructions and a proxy.
The shareholder meeting is expected to occur on or about January 23, 2025, and the Reorganization is expected to occur on or about February 7, 2025.

This communication is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, any securities, nor is it a solicitation of any proxy.

Please retain this Supplement with your reference.

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